
Household Home Equity Loan Trust 1999-1

                                   Distribution Number         4
                      Beginning Date of Accrual Period     02/01/00
                            End Date of Accrual Period     02/29/00
                                     Distribution Date     03/20/00
                            Previous Distribution Date     02/22/00

Funds Disbursement
          Available Funds for Distribution                15,468,965.31
                    Principal Collections                 11,010,449.78
                    Interest Collections                   4,458,515.53

                   Distribution  of Interest
                   Collections
                       Servicing Fee                         205,729.51
                       Extra Principal Distribution        1,488,410.31
                       Amount
                       Interest Paid                       2,764,375.71
                      To  Class R                                     -

                   Distribution of Principal
                   Collections
                      Principal Paid to Certificates      11,010,449.78
                      Overcollateralization Release                   -
                      Amount

Balance Reconciliation

          Begin Principal Balance                        493,750,818.03
          Adjustments                                              0.00
          Principal Collections (including              (11,010,449.78)
          repurchases)
          Charge off Amount                                 (15,136.00)
          End Principal Balance                          482,725,232.25

Collateral Performance
          Cash Yield  (% of beginning balance)                   10.84%
          Charge off Amount  (% of beginning balance)             0.04%
          Net Yield                                              10.80%

          Delinquent Loans (contractual)
          30-59 days  principal balance of loan           12,811,487.24
          30-59 days  number of loans                               184
          60-89 days principal balance of loan             1,078,221.35
          60-89 days number of loans                                 20
          90+ days number of loans                                   22
          90+ days principal balance of loan               2,034,504.32

          Number of Loans that went into REO                          2
          Principal Balance of Loans that went into REO      243,152.48
          Principal Balance of all REO                       396,437.35

Overcollateralization Reconcilliation
          Begin OC Amount                                 31,584,720.47
          Target OC Amount                                50,039,651.27
          OC Deficiency                                   18,470,066.79
          OC Release Amount                                           -
          End OC Amount                                   33,057,994.78

Loan Repurchase Detail
          Number Purchased for pursuant to 2.02
          Principal Balance Purchasesed pursant to 2.02

Other
          Stepdown                                             No
          Trigger Event                                        No
          Event of Default                                     No



Class A-1 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                57.511508
            2.   Principal Distribution per $1,000            52.737806
            3.   Interest Distribution per $1,000              4.773702

     B.   Calculation of Class A-1 Interest Due & Paid
            1.   Class A-1 related Note Rate                      6.83%
            2.   Accrual Convention                              30/360

            3.   Class A-1 Principal Balance, BOP        198,776,097.56
            4.   Class A-1 Interest Carryover                         -
                 Shortfall, BOP

            5.   Class A-1 Interest Due                    1,131,367.29
            6.   Class A-1 Interest Paid                   1,131,367.29
            7.   Class A-1 unpaid Carryover Shortfall,                -
                 EOP

     C.   Calculation of Class A-1 Principal Due & Paid
            1.   Class A-1 Principal Balance, BOP        198,776,097.56
            2.   Class A-1 Principal Due
            3.   Class A-1 Principal Paid                 12,498,860.09
            4.   Class A-1 Principal Balance, EOP        186,277,237.47

            5.   Class A-1 Notes Balance as a % of the      0.414255747
                 Total Certificate Balance, EOP
            6.   Class A-1 Notes Balance as a               0.385886681
                 percentage of the Pool Balance, EOP

Class A-2 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                 5.791667
            2.   Principal Distribution per $1,000                    -
            3.   Interest Distribution per $1,000              5.791667

     B.   Calculation of Class A-2 Interest Due & Paid
            1.   Class A-2 related Note Rate                      6.95%
            2.   Accrual Convention                              30/360

            3.   Class A-2 Principal Balance, BOP         62,000,000.00
            4.   Class A-2 Interest Carryover                         -
                 Shortfall, BOP

            5.   Class A-2 Interest Due                      359,083.33
            6.   Class A-2 Interest Paid                     359,083.33
            7.   Class A-2 unpaid Carryover Shortfall,                -
                 EOP

     C.   Calculation of Class A-2 Principal Due & Paid
            1.   Class A-2 Principal Balance, BOP         62,000,000.00
            2.   Class A-2 Principal Due
            3.   Class A-2 Principal Paid                             -
            4.   Class A-2 Principal Balance, EOP         62,000,000.00

            5.   Class A-2 Notes Balance as a               0.137879736
                 percentage of the Total
                 Certificate Balance
            6.   Class A-2 Notes Balance as a               0.128437454
                 percentage of the Pool Balance, EOP





Class A-3 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                 6.008333
            2.   Principal Distribution per $1,000                    -
            3.   Interest Distribution per $1,000              6.008333

     B.   Calculation of Class A-3 Interest Due & Paid
            1.   Class A-3 related Note Rate                      7.21%
            2.   Accrual Convention                              30/360

            3.   Class A-3 Principal Balance, BOP         90,000,000.00
            4.   Class A-3 Interest Carryover                         -
                 Shortfall, BOP

            5.   Class A-3 Interest Due                      540,750.00
            6.   Class A-3 Interest Paid                     540,750.00
            7.   Class A-3 unpaid Carryover Shortfall,                -
                 EOP

     C.   Calculation of Class A-3 Principal Due &
          Paid
            1.   Class A-3 Principal Balance, BOP         90,000,000.00
            2.   Class A-3 Principal Due
            3.   Class A-3 Principal Paid                             -
            4.   Class A-3 Principal Balance, EOP         90,000,000.00

            5.   Class A-3 Notes Balance as a               0.200148004
                 percentage of the Total
                 Certificate Balance
            6.   Class A-3 Notes Balance as a               0.186441466
                 percentage of the Pool Balance, EOP

Class A-4 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                 6.008333
            2.   Principal Distribution per $1,000                    -
            3.   Interest Distribution per $1,000              6.008333

     B.   Calculation of Class A-4 Interest Due & Paid
            1.   Class A-4 related Note Rate                      7.21%
            2.   Accrual Convention                              30/360

            3.   Class A-4 Principal Balance, BOP         42,920,000.00
            4.   Class A-4 Interest Carryover                         -
                 Shortfall, BOP

            5.   Class A-4 Interest Due                      257,877.67
            6.   Class A-4 Interest Paid                     257,877.67
            7.   Class A-4 unpaid Carryover Shortfall,                -
                 EOP

     C.   Calculation of Class A-4 Principal Due & Paid
            1.   Class A-4 Principal Balance, BOP         42,920,000.00
            2.   Class A-4 Principal Due
            3.   Class A-4 Principal Paid                             -
            4.   Class A-4 Principal Balance, EOP         42,920,000.00

            5.   Class A-4 Notes Balance as a               0.095448359
                 percentage of the Total
                 Certificate Balance
            6.   Class A-4 Notes Balance as a               0.088911864
                 percentage of the Pool Balance, EOP






Class M-1 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                 6.525000
            2.   Principal Distribution per $1,000                    -
            3.   Interest Distribution per $1,000              6.525000

     B.   Calculation of Class M-1 Interest Due & Paid
            1.   Class M-1 related Note Rate                      7.83%
            2.   Accrual Convention                              30/360

            3.   Class M-1 Principal Balance, BOP         35,550,000.00
            4.   Class M-1 Interest Carryover                         -
                 Shortfall, BOP

            5.   Class M-1 Interest Due                      231,963.75
            6.   Class M-1 Interest Paid                     231,963.75
            7.   Class M-1 unpaid Carryover Shortfall,                -
                 EOP

     C.   Calculation of Class M-1 Principal Due & Paid
            1.   Class M-1 Principal Balance, BOP         35,550,000.00
            2.   Class M-1 Principal Due
            3.   Class M-1 Principal Paid                             -
            4.   Class M-1 Principal Balance, EOP         35,550,000.00

            5.   Class M-1 Notes Balance as a               0.079058462
                 percentage of the Total
                 Certificate Balance
            6.   Class M-1 Notes Balance as a               0.073644379
                 percentage of the Pool Balance, EOP

Class M-2 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                 7.391667
            2.   Principal Distribution per $1,000                    -
            3.   Interest Distribution per $1,000              7.391667

     B.   Calculation of Class M-2 Interest Due & Paid
            1.   Class M-2 related Note Rate                      8.87%
            2.   Accrual Convention                              30/360

            3.   Class M-2 Principal Balance, BOP         32,920,000.00
            4.   Class M-2 Interest Carryover                         -
                 Shortfall, BOP

            5.   Class M-2 Interest Due                      243,333.67
            6.   Class M-2 Interest Paid                     243,333.67
            7.   Class M-2 unpaid Carryover Shortfall,                -
                 EOP

     C.   Calculation of Class M-2 Principal Due & Paid
            1.   Class M-2 Principal Balance, BOP         32,920,000.00
            2.   Class M-2 Principal Due
            3.   Class M-2 Principal Paid                             -
            4.   Class M-2 Principal Balance, EOP         32,920,000.00

            5.   Class M-2 Notes Balance as a               0.073209692
                 percentage of the Total
                 Certificate Balance
            6.   Class M-2 Notes Balance as a               0.068196145
                 percentage of the Pool Balance, EOP
